SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2003


                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


           1-13165                                      59-2417093
   (Commission File Number)                   (IRS Employer Identification No.)


              1655 Roberts Boulevard N.W., Kennesaw, Georgia 30144
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 419-3355
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On May 1, 2003, CryoLife, Inc. ("CryoLife") issued a press release announcing its results of operations for the first quarter ended March 31, 2003. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated May 1, 2003, a copy of which is attached hereto as Exhibit 99.1. The Press Release contains information regarding measurement of "revenues prior to adjustment to estimated tissue recall returns," and pro forma earnings per share, which may be non-GAAP financial measures as defined in Item 10(e) of Regulation S-K. Management believes that presentation of these measurements is useful to investors to provide information comparable to revenues in prior periods, which do not contain any such adjustments. Revenues in prior periods do not include substantial increases resulting from adjustment to estimated recall returns, and costs of tissue preservation services in prior periods do not omit substantial costs which were previously written down. Presentation of revenues and earnings per share without excluding such adjustment and presentation of pro forma earnings per share without including costs associated with written down tissue might mislead investors with respect to the magnitude of the Company's revenues and earnings per share, respectively, since the "adjustment to estimated tissue recall returns" included in "revenues as reported" does not represent revenues earned from actual tissues shipped during the period and the costs of preservation services, as reported, does not include costs associated with tissue that has been written down.

This information, filed under Item 5, is also being provided pursuant to Item 12 of Form 8-K.

Except for the historical information contained in this report, the statements made by CryoLife are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in CryoLife's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

          Not applicable.

     (b) Pro Forma Financial Information.

          Not applicable.

     (c) Exhibits.

          Exhibit Number             Description
          --------------             -----------

          99.1                       Press Release dated May 1, 2003


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


ITEM 9. REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION).

Pursuant to the interim guidance contained in SEC Release 34-47583, the information set forth under Item 5 and required by Item 12 of this report is being furnished under this Item 9 and is hereby incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CRYOLIFE, INC.



Date:  May 1, 2003                  By: /s/ D. Ashley Lee
                                        ---------------------------------------
                                       Name:    D. Ashley Lee
                                       Title:   Vice President, Chief Financial
                                                Officer and Treasurer



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


                                  EXHIBIT INDEX



Exhibit Number             Description                                 Page
--------------             -----------                                 ----

99.1                       Press Release dated May 1, 2003              5



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